Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
The Company's consolidated effective income tax rate differs from the Canadian, or domestic, statutory federal tax rate. The effective tax rate is affected by recurring items in provincial, U.S. federal, state and other foreign jurisdictions, such as tax rates and the proportion of income earned in those jurisdictions. The effective tax rate is also affected by discrete items such as income tax rate enactments, and lower corporate income tax rates on capital dispositions and other transactions that may occur in any given year.

In the fourth quarter of 2023, the Company received a ruling from taxation authorities in a non-U.S. foreign jurisdiction in connection with prior taxation years. Consistent with the ruling, and effective as of January 1, 2021, the Company has foregone favorable tax deductions of a permanent nature on certain income generated from intercompany arrangements. This resulted in the Company generating tax-deductible goodwill approximating the value of the foregone tax deductions, which is available to be amortized over a period of up to ten years.

As a result, the Company recorded a net deferred income tax recovery of $682 million, comprised of a $767 million deferred income tax recovery related to the tax-deductible goodwill initially generated as of January 1, 2021, partly offset by a $85 million income tax expense related to the foregone tax deduction ($31 million for 2023 and $54 million for prior years) which was initially recorded in current taxes and was then reclassified to deferred taxes following the amortization of the tax-deductible goodwill for those years. As a result, the remaining deferred income tax asset as at December 31, 2023 was $682 million, representing the tax impact of unamortized tax-deductible goodwill of $5.8 billion.

Income tax expense

In millions	Year ended December 31,	2023	2022	2021
Canadian statutory federal tax rate		15%	15%	15%
Income tax expense at the Canadian statutory federal tax rate		$973	$1,014	$951
Income tax expense resulting from:
Provincial and foreign income taxes (1)		633	657	617
Tax-deductible goodwill and related impacts (2)		(713)	—	—
Non-taxable portion of merger termination fee (3)		—	—	(116)
Other (4)		(30)	(26)	(9)
Income tax expense		$863	$1,645	$1,443
Net cash payments for income taxes		$1,197	$1,288	$759
(1)     Includes the impact of Canadian provincial taxes, U.S. federal and state taxes, and other foreign taxes.
(2)    Relates to the impacts of recognizing the $767 million deferred income tax recovery party offset by a $54 million income tax expense on the foregone tax deductions related to prior taxation years.
(3)    Relates to the permanent difference arising from applying a lower inclusion tax rate on the $886 million of income generated from the merger termination fee received from KCS (see Note 4 –Business acquisitions and combinations).
(4)    Includes adjustments relating to the filing or resolution of matters pertaining to prior years' income taxes, including net recognized tax benefits, excess tax benefits resulting from the settlement of equity settled awards under the Company's stock-based compensation plans, and other items.
Tax information on a domestic and foreign basis

In millions	Year ended December 31,	2023	2022	2021
Income before income taxes
Domestic		$4,936	$4,835	$4,726
Foreign		1,552	1,928	1,616
Total income before income taxes		$6,488	$6,763	$6,342
Current income tax expense
Domestic		$896	$956	$763
Foreign		255	285	167
Total current income tax expense		$1,151	$1,241	$930
Deferred income tax expense (recovery)
Domestic		$360	$298	$360
Foreign		(648)	106	153
Total deferred income tax expense (recovery)		$(288)	$404	$513

Net deferred income taxes

In millions	As at December 31,	2023	2022
Deferred income tax assets (liabilities)
Deferred income tax assets (1)		$682	$—
Deferred income tax liabilities		(10,066)	(9,796)
Net deferred income taxes		$(9,384)	$(9,796)

Deferred income tax assets
Tax-deductible goodwill (1)		$682	$—
Net operating losses and tax credit carryforwards (2)		130	46
Lease liabilities		126	132
Pension liability		95	93
Personal Injury & legal claims		59	61
Other postretirement benefits liability		38	38
Compensation reserves		37	45
Unrealized foreign exchange losses		—	61
Other		56	53
Total deferred income tax assets		$1,223	$529
Deferred income tax liabilities
Properties		$(9,560)	$(9,296)
Pension asset		(822)	(794)
Operating lease right-of-use assets		(106)	(117)
Other		(119)	(118)
Total deferred income tax liabilities		$(10,607)	$(10,325)
Net deferred income taxes		$(9,384)	$(9,796)
Net deferred income taxes by jurisdiction
Domestic		$(5,950)	$(5,614)
Foreign U.S.		(4,116)	(4,182)
Foreign non-U.S. (1)		682	—
Net deferred income taxes		$(9,384)	$(9,796)
(1)As at December 31, 2023, the Company had tax-deductible goodwill of $5.8 billion remaining to be amortized which will expire in 2030.
(2)    As at December 31, 2023, the Company had net interest expense deduction carryforwards of $480 million which are available to offset future U.S. federal and state taxable income over an indefinite period. In addition, the Company had net operating loss carryforwards of $200 million for U.S. state tax purposes which are available to offset future U.S. state taxable income and are expiring between 2024 and 2042.
On an annual basis, the Company assesses the need to establish a valuation allowance for its deferred income tax assets, and if it is deemed more likely than not that its deferred income tax assets will not be realized, a valuation allowance is recorded. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income, of the necessary character, during the periods in which those temporary differences become deductible. Management considers the scheduled reversals of deferred income tax liabilities, the available carryback and carryforward periods, and projected future taxable income in making this assessment. As at December 31, 2023, in order to fully realize all of the deferred income tax assets excluding the tax-deductible goodwill, the Company will need to generate future taxable income of approximately $1.8 billion, and, based upon the level of historical taxable income, projections of future taxable income of the necessary character over the periods in which the deferred income tax assets are deductible, and the reversal of taxable temporary differences, management believes, following an assessment of the current economic environment, it is more likely than not that the Company will realize the benefits of these deductible differences. Management believes it is more likely than not that CN will fully realize the benefits of the remaining $5.8 billion unamortized tax-deductible goodwill because under the current tax laws the Company has the ability and intent to maintain the necessary intercompany arrangements that will generate sufficient future taxable income of the appropriate character in the non-U.S. foreign jurisdiction, and to fully utilize the tax-deductible goodwill. As at December 31, 2023, the Company has not recognized a deferred income tax asset of $217 million (2022 - $196 million) on the unrealized foreign exchange loss recorded in Accumulated other comprehensive loss relating to its net investment in U.S. subsidiaries, as the Company does not expect this temporary difference to reverse in the foreseeable future.

Unrecognized tax benefits

In millions	Year ended December 31,	2023	2022	2021
Gross unrecognized tax benefits at beginning of year		$52	$64	$92
Increases for:
Tax positions related to the current year		4	3	4
Decrease for:
Tax positions related to prior years		(8)	(10)	(32)
Settlements		(2)	(5)	—
Gross unrecognized tax benefits at end of year		46	52	64
Adjustments to reflect tax treaties and other arrangements		(14)	(14)	(17)
Net unrecognized tax benefits at end of year		$32	$38	$47

As at December 31, 2023, the total amount of gross unrecognized tax benefits was $46 million, before considering tax treaties and other arrangements between taxation authorities. The amount of net unrecognized tax benefits as at December 31, 2023 was $32 million. If recognized, $18 million of the net unrecognized tax benefits as at December 31, 2023 would affect the effective tax rate.

The Company believes that it is reasonably possible that $13 million of the net unrecognized tax benefits as at December 31, 2023 related to Canadian and U.S. federal, state, and provincial income tax matters, each of which are individually insignificant, may be recognized over the next twelve months as a result of settlements and a lapse of the applicable statute of limitations of which approximately half will affect the effective tax rate as the remaining amount relates to temporary differences.

The Company recognizes interest and penalties related to unrecognized tax benefits in Income tax expense in the Statements of Income. The Company recorded a net tax expense of $1 million related to net interest and penalties expense for the year ended December 31, 2023 and net tax recoveries of $12 million and $2 million related to net reversals of interest and penalties for the years ended December 31, 2022 and 2021, respectively. As at December 31, 2023, the Company had accrued interest and penalties of $14 million (2022 -$13 million).

In Canada, the Company's federal and provincial income tax returns filed for the years 2018 to 2022 remain subject to examination by the taxation authorities. An examination of the Company's federal income tax returns for the year 2018 and 2019 is currently in progress and is expected to be completed during 2024. In 2020, the tax authorities proposed certain audit adjustments and, as a result, the Company recorded a $25 million deferred tax expense which is comprised of net unrecognized tax benefits and related interest expenses. During 2021 and 2022, the tax authorities finalized their audit adjustments related to certain tax positions and as a result, the Company re-evaluated the relevant tax positions for all open years and recorded deferred tax recoveries of $8 million and $13 million, respectively, reducing net unrecognized tax benefits and related interest expenses. In the U.S., the federal income tax returns filed for the years 2020 to 2022 and the state income tax returns filed for the years 2018 to 2022 remain subject to examination by the taxation authorities. The Company does not anticipate any significant impacts to its results of operations or financial position as a result of the final resolutions of such matters.